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Exhibit 10.6            1998 Stock Award Plan


1. PURPOSE: The Stock Award Plan (the "Plan") is intended to provide incentives which will attract and retain highly competent persons as officers and key employees of ECOLOGY AND ENVIRONMENT, INC. (the "Company") and its subsidiaries, by providing them with Class A Common Stock of the Company which are treasury shares ("Common Stock") pursuant to awards ("Awards") described herein.

2. ADMINISTRATION: The Board of Directors ("Board") of the Company shall supervise and administer the Plan. Any questions of interpretation of the Plan or of any Awards issued under it shall be determined by the Board and such determination shall be final and binding upon all persons. Any or all powers and discretions vested in the Board under the Plan (except the power to amend or terminate the Plan) may be exercised by a committee of at least three directors (the "Committee") authorized by the Board to do so. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

3. PARTICIPANTS: Participants shall consist of such key employees (including officers) of the Company or any or all of its present or future subsidiaries as the Board, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

4. SHARES RESERVED UNDER THE PLAN: There is hereby reserved for issuance as Awards under the Plan an aggregate of 12,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

         Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

5. AWARDS: Awards will consist of Common Stock transferred to Participants as a bonus for service rendered to the Company without other payment therefor, based upon the fair market value of the Common Stock at the time of the Award. Certificates evidencing such shares shall be issued in the sole name of the Participant and held by the Company in Escrow until any restrictions to which they are subject shall lapse.



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6.       ADJUSTMENT PROVISIONS: If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, or similar transactions), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding Award shall be adjusted so that the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrences. Notwithstanding the above, if such adjustment results in the total number of shares reserved for issuance which is greater than the number of Class A Common Stock treasury shares then issued, the total number of shares reserved for issuance shall not exceed the then issued Class A Common Stock treasury shares.

7. NONTRANSFERABILITY: Each Award granted under the Plan to a Participant shall not be transferable by him otherwise than by will or the laws of descent and distribution. In the event of the death of a Participant during employment or prior to the termination of any Award held by him hereunder, each Award theretofore granted to him shall be payable to the extent provided therein but not later than one year after this death (and not beyond the stated duration of the Award). Any such payment shall be made only:

              (a) To the executor or administrator of the estate of the deceased
                  Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

              (b) To the extent, if any, that the deceased Participant was entitled at the date of his death.

8. OTHER PROVISIONS: Any Award under the Plan may also be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines appropriate, including without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase shares acquired under any Award, provisions to comply with federal and state securities or tax laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

9. TENURE: A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee or otherwise, shall not be enlarged or otherwise affected by his designation as a Participant under the Plan.

10. DURATION, AMENDMENT, AND TERMINATION: No Award shall be granted more than five years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, or under any future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any benefit previously or thereafter granted to him under any future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective March 16, 1998.




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                     1998 Stock Award Plan - Amendment No. 1

1. RECITAL: Ecology and Environment, Inc. (the "Company") had previously adopted the 1998 Stock Award Plan pursuant to a Board of Directors resolution adopted on March 16, 1998 (the "Plan"). On March 3, 1999 the Board of Directors of the Company amended the Plan by increasing the number of shares reserved under the Plan from 12,000 shares of Class A Common Stock to 22,000 shares of Class A Common Stock.

2. AMENDMENT OF THE PLAN: Upon the effective date of the Board of Directors resolution adopting this Amendment No. 1 to the Plan, Paragraph 4 of the Plan is hereby restated to read as follows:

3. SHARES RESERVED UNDER THE PLAN: There is hereby reserved for issuance as Awards under the Plan an aggregate of 22,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

         Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

4.       As hereby amended, the Plan remains in full force and affect.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective March 19, 1999.


                        1998 Stock Award Plan - Amendment No. 2

1. RECITAL: Ecology and Environment, Inc. (the "Company") had previously adopted the 1998 Stock Award Plan pursuant to a Board of Directors resolution adopted on March 16, 1998 (the "Plan"). On March 3, 1999 the Board of Directors of the Company amended the Plan by increasing the number of shares reserved under the Plan from 12,000 shares of Class A Common Stock to 22,000 shares of Class A Common Stock and on October 26, 2000 the Board of Directors amended the Plan by increasing the number of shares reserved under the Plan from 22,000 to 112,0000.

2. AMENDMENT OF THE PLAN: Upon the effective date of the Board of Directors resolution adopting this Amendment No. 2 to the Plan, Paragraph 4 of the Plan is hereby restated to read as follows:

3. SHARES RESERVED UNDER THE PLAN: There is hereby reserved for issuance as Awards under the Plan an aggregate of 112,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

         Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

4.       As hereby amended, the Plan remains in full force and affect.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective October 26, 2000.



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                        1998 Stock Award Plan - Amendment No. 3

1. RECITAL. Ecology & Environment, Inc (the "Company") had previously adopted the 1998 Stock Award Plan pursuant t a Board of Directors resolution adopted on March 16, 1998 (the "Plan"). On March 3, 1999 the Board of Directors of the Company amended the Plan by increasing the number of shares reserved under the Plan from 12,000 shares of Class A Common Stock to 22,000 shares of Class A Common Stock and on October 26, 2000 the Board of Directors amended the Plan by increasing the number of shares reserved under the Plan from 22,000 to 112,000. On November 8, 2001 the Board again increased the number of shares reserved under the Plan from 112,000 to 163,000.

2. AMENDMENT OF THE PLAN. Upon the effective date of the Board of Directors resolution adopting this Amendment No. 3 to the Plan, Paragraph 4 of the Plan is hereby restated to read as follows:


3. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance as Awards under the plan an aggregate of 163,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

     Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

4.   As hereby amended the Plan remains in full force and affect.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective November 8, 2001.

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